LOAN MODIFICATION AGREEMENT

This LOAN MODIFICATION AGREEMENT (as it may be amended, supplemented, extended or renewed from time to time, this “Agreement”) is entered into as of August 3, 2015 by and among RUBY TUESDAY, INC., a Georgia corporation (“Guarantor”), whose address is 150 West Church Avenue, Maryville, Tennessee 37801, the borrowers listed on the signature page hereto (each, a “Borrower” and, collectively, “Borrowers”), each of whose address is 150 West Church Avenue, Maryville, Tennessee 37801, and the lenders listed on the signature page hereto (each, a “Lender” and, collectively, “Lenders”), each of whose address is 8377 East Hartford Drive, Suite 200, Scottsdale, Arizona 85255-5401.

RECITALS:

A.           Borrowers are indebted to Lenders with respect to the loans identified on Exhibit A attached hereto (each, a “Loan” and, collectively, the “Loans”).  Lenders are the current owners and holders of the Loans, as well as all promissory notes, instruments and documents evidencing, securing and guarantying the Loans, including, without limitation, the hereafter defined Guaranties, all as previously modified, amended, supplemented, extended and renewed from time to time, including, without limitation, as modified by the hereafter defined Existing Loan Modification Agreements (collectively, the “Current Loan Documents”).  The Current Loan Documents were previously modified pursuant to (i) that certain Loan Modification Agreement dated as of August 31, 2009 (the “2009 Loan Modification Agreement”) by and among Guarantor and the Borrowers and Lenders party thereto, (ii) that certain Loan Modification Agreement dated as of May 31, 2011 (the “2011 Loan Modification Agreement”) by and among the Guarantor and the Borrowers and Lenders party thereto (iii) that certain Loan Modification Agreement dated as of May 14, 2012 (the “2012 Loan Modification Agreement”) by and among the Guarantor and the Borrowers and Lenders party thereto an, (iv) that certain Loan Modification dated as of December 2, 2013 (the “2013 Loan Modification”; the 2013 Loan Modification, the 2012 Loan Modification Agreement, the 2011 Loan Modification Agreement and the 2009 Loan Modification Agreement, collectively, the “Existing Loan Modification Agreements”) by and among the Guarantor and the Borrowers and Lenders party thereto.  The Current Loan Documents, as modified by this Agreement, are referred to herein as the “Loan Documents,” and references in the Current Loan Documents and this Agreement to the “Loan Documents,” or any of them, shall be deemed to be a reference to such Loan Documents, as modified by this Agreement.  This Agreement shall be deemed to be one of the Loan Documents.

B.           Each Borrower is a direct or indirect subsidiary of Guarantor.

C.           The Loans have been guaranteed by Guarantor pursuant to (i) that certain Guaranty dated as of August 31, 2009 (the “2009 Guaranty”) by Guarantor in favor of the Lenders described therein and (ii) that certain Guaranty dated as of May 31, 2011 (the “2011 Guaranty”; the 2011 Guaranty and the 2009 Guaranty, together, the “Guaranties”) by Guarantor in favor of the Lenders described therein.

D.           Borrowers and Guarantor have requested that Lenders modify the Loans and the Current Loan Documents as provided in this Agreement, and Lenders are willing to so modify the Loans and the Current Loan Documents, subject to the terms and conditions set forth in this Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Guarantor and Lenders agree as follows:

1.          Accuracy of Recitals; Effective Date.  Borrowers, Guarantor and Lenders acknowledge the accuracy of the Recitals set forth above and the parties hereby agree that the Recitals are a part of this Agreement.  Borrowers and Guarantor also acknowledge and agree that the information set forth on Exhibit A attached hereto with respect to each Loan is complete and correct, and that the outstanding principal indebtedness with respect to each Loan, together with all accrued unpaid interest thereon, is due and owing under the Loan Documents, without defense, offset or counterclaim. The modifications of the Current Loan Documents and the obligations of Borrowers, Guarantor and Lenders pursuant to this Agreement will be effective on the date that Lenders determine that the conditions precedent set forth in this Agreement have been satisfied in full (such date, the “Effective Date”).

2.   Modification of Current Loan Documents.  The Current Loan Documents are hereby modified as follows:

(a)           Guarantor Reporting Requirements.  From and after the Effective Date, Guarantor shall not be required to maintain compliance with the monthly reporting requirement described in Section 2(a)(iv) of the 2013 Loan Modification, and the failure of a Borrower to comply with such monthly reporting requirement will not constitute an Event of Default under the Loan Documents.

(b)           Guarantor Financial Covenants.

(i)           Minimum Consolidated Fixed Charge Coverage Ratio.  Lender approves the change in the definition of Consolidated Fixed Charge Coverage Ratio, as reflected in the Guarantor Credit Agreement existing as of the Effective Date, which increases the amount of the mortgage prepayment penalty exclusion from $2,500,000 to $5,000,000.

3.   Borrower Representations, Warranties and Covenants.  As additional consideration to and inducement for Lenders to enter into this Agreement, each Borrower represents and warrants to and covenants with Lenders as follows:

(a)           Representations and Warranties.  Each and all representations and warranties of each Borrower in the Current Loan Documents are and will continue to be accurate, complete and correct in all material respects (other than any representation or warranty expressly relating to an earlier date).  The representations and warranties in this Agreement are true, complete and correct as of the date set forth above, will continue to be true, complete and correct as of the consummation of the modifications contemplated by this Agreement, and will survive such consummation.

(b)   No Defaults.  No Borrower is in default under any of the Current Loan Documents, nor has any event or circumstance occurred that is continuing that, with the giving of notice or the passage of time, or both, would be a default or an event of default by a Borrower under any of the Current Loan Documents.

(c)           No Material Changes.  There has been no material adverse change in the financial condition of Guarantor, any Borrower or any other person whose financial statement has been delivered to a Lender in connection with the Loans from the most recent financial statement received by a Lender from Guarantor, any Borrower or such other persons.

(d)           No Conflicts; No Consents Required.  Neither execution nor delivery of this Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms or conditions of, or constitute a default under, any agreement or instrument to which any Borrower is a party or by which any Borrower may be bound.  No consents, approvals or authorizations are required for the execution and delivery of this Agreement by any Borrower or for any Borrower’s compliance with its terms and provisions.

(e)           Claims and Defenses.  No Borrower has any claims, counterclaims, defenses or set-offs with respect to the Loans or the Loan Documents.  Each Lender and its predecessors in interest have performed all of their obligations under the Loan Documents, and no Borrower has any defenses, offsets, counterclaims, claims or demands of any nature which can be asserted against any Lender or its predecessors in interest for damages or to reduce or eliminate all or any part of the obligations of such Borrower under the Loan Documents.

(f)           Validity.  This Agreement and the other Loan Documents are and will continue to be the legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their terms.

(g)          Valid Existence, Execution and Delivery, and Due Authorization.  Each Borrower validly exists under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents.  The execution and delivery of this Agreement and the performance of the Loan Documents have been duly authorized by all requisite action by or on behalf of each Borrower.  This Agreement has been duly executed and delivered on behalf of each Borrower.

(h)          Ratification of Current Loan Documents and Collateral.  The Current Loan Documents, as modified by this Agreement, are ratified and affirmed by each Borrower and shall remain in full force and effect.  The liens of Lenders on and security interests in any and all real or personal property (tangible or intangible) granted as security for any of the Loans shall continue in full force and effect and none of such property is or shall be released from such liens and security interests.  Except as expressly provided herein, this Agreement shall not constitute a waiver of any rights or remedies of any Lender in respect of the Loan Documents.

(i)           No Duress.  Each Borrower has executed this Agreement as a free and voluntary act, without any duress, coercion or undue influence exerted by or on behalf of Lender or any other party.

4.   Consent; Reaffirmation; and Acknowledgement. Guarantor (a) consents to the terms and conditions of this Agreement and (b) reaffirms the Guaranties and confirms and agrees that, notwithstanding this Agreement and the consummation of the transactions contemplated hereby and thereby, the Guaranties and all of Guarantor’s covenants, obligations, agreements, waivers, and liabilities set forth in the Guaranties continue in full force and effect in accordance with their terms with respect to the obligations guaranteed.

5.   Guarantor Representations and Warranties.  Guarantor represents and warrants to Lenders that:

(a)           No Material Changes.  There has been no material adverse change in the financial condition of Guarantor from the most recent financial statement received by a Lender from Guarantor.

    (b)           Existing Representations and Warranties.  Each and all representations and warranties of Guarantor in the Current Loan Documents are and will continue to be accurate, complete and correct in all material respects (other than any representation or warranty expressly relating to an earlier date).

(c)           No Conflicts; No Consents Required.  Neither execution nor delivery of this Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms or conditions of, or constitute a default under, any agreement or instrument to which Guarantor is a party or by which Guarantor may be bound.  No consents, approvals or authorizations are required for the execution and delivery of this Agreement by Guarantor or for Guarantor’s compliance with its terms and provisions.

(d)           Claims and Defenses.  Guarantor has no claims, counterclaims, defenses, or offsets against any Lender or its predecessors in interest or with respect to any of its obligations or other liabilities under the Guaranties as a result of this Agreement or otherwise, any such claims, counterclaims, defenses or offsets being hereby waived and released.

(e)            Validity.  This Agreement, the Existing Loan Modification Agreements and the Guaranties are the legal, valid and binding agreements of Guarantor and are enforceable against Guarantor in accordance with their terms.

(f)            Power and Authority.  Guarantor has the full power, authority, capacity and legal right to execute and deliver this Agreement, and the party executing this Agreement on behalf of Guarantor is fully authorized and directed to execute the same to bind Guarantor.

(g)           No Duress.  Guarantor has executed this Agreement as a free and voluntary act, without any duress, coercion or undue influence exerted by or on behalf of any Lender or any other party.

6.             Release.  Guarantor and each Borrower fully, finally and forever release and discharge (a) each Lender; (b) its predecessors in interest; (c) their respective successors, assigns and affiliates; and (d) the directors, officers, employees, agents and representatives of each Lender, such predecessors in interest, and such successors, assigns and affiliates (individually a “Lender Party”) from any and all actions, causes of action, claims, debts, demands, liabilities, obligations and suits, of whatever kind or nature, in law or equity, that Guarantor or any Borrower has or in the future may have, whether known or unknown (i) in respect of the Loans, this Agreement, the other Loan Documents or the actions or omissions of any Lender in respect of the Loans or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.  GUARANTOR AND EACH BORROWER EXPRESSLY WAIVES ANY PROVISION OF STATUTORY OR DECISIONAL LAW TO THE EFFECT THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN SUCH PARTY’S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY SUCH PARTY, MUST HAVE MATERIALLY AFFECTED SUCH PARTY’S SETTLEMENT WITH THE RELEASED PARTIES, INCLUDING PROVISIONS SIMILAR TO SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES:  “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

7.    Conditions Precedent.  The obligations of Lenders to consummate the transactions contemplated by this Agreement are subject to satisfaction of the following conditions precedent, each in the sole and absolute discretion of Lenders:

(a)   Borrower Performance.  Guarantor and Borrowers have duly executed and delivered this Agreement to Lenders.

(b)           Representations and Warranties.  The representations and warranties of Guarantor and Borrowers contained in this Agreement and any other document or instrument expressly contemplated by this Agreement shall be true and correct in all material respects.

(c)           No Default.  No event or circumstance shall have occurred that is continuing, that, with the giving of notice or the passage of time, or both, would be a default or an event of default under any of the Loan Documents.

(d)          Authority.  Borrowers and Guarantor shall have provided Lenders with certificates of the Secretary, Assistant Secretary, Manager or other appropriate officer, as applicable, of Guarantor and each Borrower, certifying as to (i) the resolution of the board of directors or consent of the managers, as applicable, of Guarantor and Borrowers, authorizing the execution, delivery and performance of the this Agreement and any related documents, (ii) the bylaws or operating agreements, as applicable, of Guarantor and Borrowers, and (iii) the signatures of the officers or agents of Guarantor and Borrowers authorized to execute and deliver this Agreement on behalf of Guarantor and Borrowers.

(e)           Senior Credit Facility Documentation.  Lenders shall have received copies of the fully-executed Senior Credit Facility Documentation, and the transactions contemplated under the Senior Credit Facility Documentation shall have closed concurrently with the Effective Date.

(f)           Fees and Costs.  Guarantor shall have paid to Lenders all out-of-pocket costs and expenses incurred by Lenders in connection with the preparation and negation of this Agreement and the closing of the transactions contemplated hereby, including attorneys’ fees incurred by Lenders in connection with the foregoing.

8.    Entire Agreement; Change; Discharge; Termination or Waiver.  The Loan Documents, as modified by this Agreement, contain the entire understanding and agreement of Guarantor, Borrowers and Lenders in respect of the Loans and supersede all prior representations, warranties, agreements and understandings.  No provision of the Loan Documents may be changed, discharged, supplemented, terminated or waived except in a writing signed by Lenders, Guarantor and Borrowers.

9.    No Limitations.  The description of the Loan Documents contained in this Agreement is for informational and convenience purposes only and shall not be deemed to limit, imply or modify the terms or otherwise affect the Loan Documents.  The description in this Agreement of the specific rights of Lenders shall not be deemed to limit or exclude any other rights to which Lenders may now be or may hereafter become entitled to under the Loan Documents at law, in equity or otherwise.

10.   Time of the Essence.  Time is of the essence in this Agreement.

11.   Binding Effect.  This Agreement and the other Loan Documents shall be binding upon, and inure to the benefit of, Borrowers, Guarantor and Lenders and their respective successors and assigns.

12.   Further Assurances.  Guarantor and Borrowers shall execute, acknowledge (as appropriate) and deliver to Lenders such additional agreements, documents and instruments as reasonably required by Lenders to carry out the intent of this Agreement.

13.   Counterpart Execution.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.  Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

14.   Limitation of Liability for Certain Damages.  In no event shall any Lender Party be liable to Guarantor, any Borrower or any of their respective affiliates (collectively the “Credit Parties” and individually a “Credit Party”) on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings).  GUARANTOR, BORROWERS AND EACH OTHER CREDIT PARTY HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE UPON (AND GUARANTOR AND BORROWERS SHALL CAUSE EACH OF THE OTHER CREDIT PARTIES TO SO WAIVE, RELEASE, AND AGREE NOT TO SUE UPON) ANY SUCH CLAIM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

15.   Jurisdiction and Service of Process.

(a)           Submission to Jurisdiction.  Any legal action or proceeding with respect to any Loan Document shall be brought exclusively in the courts of the State of Arizona located in Maricopa County or of the United States for the District of Arizona, and Guarantor, each Borrower and each other Credit Party accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided, however, that nothing in this Agreement shall limit or restrict the right of Lenders to commence any proceeding in the federal or state courts located in the States in which the property securing the Loans is located to the extent Lenders deem such proceedings necessary or advisable to exercise remedies available under any Loan Document.  Lenders, Guarantor, each Borrower and each other Credit Party hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

(b)           Service of Process.  Guarantor, each Borrower and each other Credit Party hereby irrevocably waive personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with any Loan Document by any means permitted by applicable law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of Guarantor or Borrowers specified above (and shall be effective when such mailing shall be effective, as provided in Section 17 below).  Guarantor, each Borrower and each other Credit Party agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)            Non-Exclusive Jurisdiction.  Nothing contained in this Section shall affect the right of any Lender to serve process in any other manner permitted by applicable law or commence legal proceedings or otherwise proceed against any Borrower Party in any other jurisdiction.

17.           Notices.  All notices, demands, requests, directions and other communications (collectively, “Notices”) required or expressly authorized to be made by the Loan Documents will be written and addressed (a) if to Guarantor, a Borrower or any other Credit Party, to the address set forth above for Guarantor or such Borrower or other Credit Party or such other address as shall be notified in writing to Lenders after the date hereof; and (b) if to a Lender, at the address set forth above for Lenders or such other address as shall be notified in writing to Guarantor or any Borrower after the date hereof.  Notices may be given by hand delivery; by overnight delivery service, freight prepaid; or by U.S. mail, postage paid.  Notices given as described above shall be effective and be deemed to have been received (x) upon personal delivery to a responsible individual at Lender’s business office in Scottsdale, Arizona, if the Notice is given by hand delivery; (y) one business day after delivery to an overnight delivery service, if the Notice is given by overnight delivery service; and (z) two business days following deposit in the U.S. mail, if the Notice is given by U.S. mail.

18.           WAIVER OF JURY TRIAL.  LENDERS, GUARANTOR, BORROWERS AND EACH OTHER CREDIT PARTY, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY OR THEREBY.  THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

19.           Governing Law.  The laws of the State of Arizona (without giving effect to its conflicts of laws principles) shall govern all matters arising out of, in connection with or relating to this Agreement, including its validity, interpretation, construction, performance and enforcement.

[SIGNATURE PAGE FOLLOWS]

Executed and effective as of the date first set forth above.

BORROWERS:

RT INDIANAPOLIS FRANCHISE, LLC, a
Delaware limited liability company

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT WESTERN MISSOURI FRANCHISE,
LLC, a Delaware limited liability company

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT ST. LOUIS FRANCHISE, LLC, a
Delaware limited liability company

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT MINNEAPOLIS FRANCHISE, LLC, a
Delaware limited liability company

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

EXECUTION PAGE OF BORROWERS
TO LOAN MODIFICATION AGREEMENT]

RT KCMO FRANCHISE, LLC, a
Delaware limited liability company

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT NEW ENGLAND FRANCHISE, LLC, a
Delaware limited liability company

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT OMAHA FRANCHISE, LLC, a Delaware
limited liability company

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT LONG ISLAND FRANCHISE, LLC, a
Delaware limited liability company

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

[EXECUTION PAGE OF BORROWERS
TO LOAN MODIFICATION AGREEMENT]

RT DETROIT FRANCHISE, LLC, a
Delaware limited liability company

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT MILLINGTON, LLC, a Delaware
limited liability company

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT MICHIANA FRANCHISE, LLC, a
Delaware limited liability company

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT SMITH, LLC, a Delaware limited
liability company

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

[EXECUTION PAGE OF BORROWERS
TO LOAN MODIFICATION AGREEMENT]

RT MICHGAN FRANCHISE, LLC, a
Delaware limited liability company

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT O’TOOLE, LLC, a Delaware limited
liability company

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT ORLANDO FRANCHISE, L.P., a
Delaware limited partnership

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT SOUTH FLORIDA FRANCHISE,
L.P., a Delaware limited partnership

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

[EXECUTION PAGE OF BORROWERS
TO LOAN MODIFICATION AGREEMENT]

RT WEST PALM FRANCHISE,
L.P., a Delaware limited partnership

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT TAMPA FRANCHISE, L.P., a
Delaware limited partnership

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

RT DENVER FRANCHISE, L.P., a
Delaware limited partnership

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Vice President and Secretary

[EXECUTION PAGE OF BORROWERS
TO LOAN MODIFICATION AGREEMENT]

GUARANTOR:

RUBY TUESDAY, INC., a Georgia
corporation

By: /s/ Rhonda Parish
Name: Rhonda Parish
Its: Chief Legal Officer and Secretary

[EXECUTION PAGE OF GUARANTOR
TO LOAN MODIFICATION AGREEMENT]

LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation

By: /s/ Erik Siersma
Printed Name:  Erik Siersma
Its:  Authorized Signatory

GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION OF CONNECTICUT, a Delaware corporation

By:	GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation, as Servicer

By: /s/ Erik Siersma
Name:  Erik Siersma
Its:   Authorized signatory

GE COMMERCIAL FINANCE BUSINESS PROPERTY CORPORATION, a Delaware corporation

By:  Erik Siersma
Printed Name:  Erik Siersma
Its:  Authorized Signatory

[EXECUTION PAGE OF LENDERS
TO LOAN MODIFICATION AGREEMENT]

GECPAC INVESTMENT II, INC., a Delaware corporation

By:	GENERAL ELECTRIC CAPITAL
CORPORATION, a Delaware corporation, Servicer

By:  /s/ Erik Siersma
Name:  Erik Siersma
Its:   Authorized signatory

GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation, successor in interest to CEF Funding II, L.L.C.

By: /s/ Erik Siersma
Name: Erik Siersma
Its:   Authorized signatory

[EXECUTION PAGE OF LENDERS
TO LOAN MODIFICATION AGREEMENT]

EXHIBIT A

DESCRIPTION OF LOANS

Loan ID No.	Borrower	Current Holder (Lender)
000432115	RT Indianapolis Franchise, LLC	GECC
000431893	RT Western Missouri Franchise, LLC	GECC
000431894	RT Western Missouri Franchise, LLC	GECC
000430650	RT Minneapolis Franchise, LLC	GECPAC Investment II, Inc. (“GECPAC II”)
000429746	RT KCMO Franchise, LLC	GECC
000429997	RT KCMO Franchise, LLC	GECBAFCC
000429492	RT Detroit Franchise, LLC	GECC
000430639	RT Michiana Franchise, LLC and RT Smith, LLC	GECPAC II
000430711	RT Michiana Franchise, LLC	GECPAC II
000430712	RT Michigan Franchise, LLC and RT O’Toole, LLC	GECPAC II
000430666	RT Michigan Franchise, LLC	GECPAC II
000429912	RT Michigan Franchise, LLC	GECBAFCC
000430714	RT Michigan Franchise, LLC and RT O’Toole, LLC	GECPAC II
000429970	RT Michigan Franchise, LLC	GECBAFCC
000429642	RT Orlando Franchise, L.P.	GECBAFCC
000430696	RT West Palm Beach Franchise, L.P.	GECPAC II

EXHIBIT B

Senior Credit Facility Documentation

1.            Indenture dated as of May 14, 2012 (the “Indenture”) among Wells Fargo Bank, National Association, as trustee, Guarantor, RTBD, Inc., RT Finance, Inc., Ruby Tuesday GC Cards, Inc., RT Tampa Franchise, L.P., RT Orlando Franchise, L.P., RT South Florida Franchise, L.P., RT New York Franchise, LLC, RT Southwest Franchise, LLC, RT Michiana Franchise, LLC, RT Franchise Acquisition, LLC, RT Kentucky Restaurant Holdings, LLC, RT Florida Equity, LLC, RTGC, LLC, RT Detroit Franchise, LLC, RT Michigan Franchise, LLC, RT West Palm Beach Franchise, L.P., RT New England Franchise, LLC, RT Long Island Franchise, LLC, Ruby Tuesday, LLC, RT Las Vegas Franchise, LLC, RT Minneapolis Franchise, LLC, RT Indianapolis Franchise, LLC, RT Denver Franchise, L.P., RT Omaha Franchise, LLC, RT KCMO Franchise, LLC, RT Portland Franchise, LLC, RT St. Louis Franchise, LLC, RT Western Missouri Franchise, LLC, Quality Outdoor Services, Inc., RT Airport, Inc., RT Louisville Franchise, LLC, RT McGhee-Tyson, LLC, RT One Percent Holdings, Inc., RT One Percent Holdings, LLC, RT Minneapolis Holdings, LLC, RT Omaha Holdings, LLC, RT Denver, Inc., RT Louisville, Inc., RT Orlando, Inc., RT South Florida, Inc., RT Tampa, Inc., RT West Palm Beach, Inc., RT New Hampshire Restaurant Holdings, LLC, RT Restaurant Services, LLC, RT Northern California Franchise, LLC, RTTA, LP, Work Hay 2, LLC, RT Distributing, LLC, RT O’Toole, LLC, RT Smith, LLC, RT Millington, LLC, 4721 RT of Pennsylvania, Inc., RTTT, LLC, RTT Texas, Inc., RT Jonesboro Club, RT Arkansas Club, Inc., Ruby Tuesday of Russellville, Inc., Ruby Tuesday of Conway, Inc., RT KCMO Kansas, Inc. and Ruby Tuesday of Bryant, Inc. and the other guarantors party thereto from time to time pursuant to a Supplement to the Indenture.

2.            Ruby Tuesday, Inc. 7⅝% Senior Notes Due 2020 and any Additional Notes and Exchange Notes issued in accordance with the terms of the Indenture, in an aggregate original principal amount of up to $250,000,000, (the “Senior Notes”).

3.            Revolving Credit Agreement dated as of December 3, 2013 the “Guarantor Credit Agreement”) among Guarantor, the lenders from time to time party thereto (the “Revolving Credit Lenders”), Bank of America, N.A., in its capacity as administrative agent for the Revolving Credit Lenders (the “Administrative Agent”), as issuing bank (the “Issuing Bank”), and RTBD, Inc., RT Finance, Inc., Ruby Tuesday GC Cards, Inc., RT Tampa Franchise, L.P., RT Orlando Franchise, L.P., RT South Florida Franchise, L.P., RT New York Franchise, LLC, RT Southwest Franchise, LLC, RT Michiana Franchise, LLC, RT Franchise Acquisition, LLC, RT Kentucky Restaurant Holdings, LLC, RT Florida Equity, LLC, RTGC, LLC, RT Detroit Franchise, LLC, RT Michigan Franchise, LLC, RT West Palm Beach Franchise, L.P., RT New England Franchise, LLC, RT Long Island Franchise, LLC, Ruby Tuesday, LLC, RT Las Vegas Franchise, LLC, RT Minneapolis Franchise, LLC, RT Indianapolis Franchise, LLC, RT Denver Franchise, L.P., RT Omaha Franchise, LLC, RT KCMO Franchise, LLC, RT Portland Franchise, LLC, RT St. Louis Franchise, LLC, RT Western Missouri Franchise, LLC, Quality Outdoor Services, Inc., RT Airport, Inc., RT Louisville Franchise, LLC, RT McGhee-Tyson, LLC, RT One Percent Holdings, Inc., RT One Percent Holdings, LLC, RT Minneapolis Holdings, LLC, RT Omaha Holdings, LLC, RT Denver, Inc., RT Louisville, Inc., RT Orlando, Inc., RT South Florida, Inc., RT Tampa, Inc., RT West Palm Beach, Inc., RT New Hampshire Restaurant Holdings, LLC, RT Restaurant Services, LLC, RT Northern California Franchise, LLC, RTTA, LP, Work Hay 2, LLC, RT Distributing, LLC, RT O’Toole, LLC, RT Smith, LLC, RT Millington, LLC, 4721 RT of Pennsylvania, Inc., RTTT, LLC, RTT Texas, Inc., RT Jonesboro Club, RT

Arkansas Club, Inc., Ruby Tuesday of Russellville, Inc., Ruby Tuesday of Conway, Inc., RT KCMO Kansas, Inc. and Ruby Tuesday of Bryant, Inc., as guarantors and the other guarantors party thereto from time to time pursuant to a Joinder Agreement to the Guarantor Credit Agreement (collectively, the “Subsidiary Guarantors”).

4.            Security Agreement dated as of December 3, 2013 (the “Security Agreement”) by Guarantor, RTBD, Inc., RT Finance, Inc., Ruby Tuesday GC Cards, Inc., RT Tampa, Inc., RT Orlando, Inc., RT South Florida, Inc., RT West Palm Beach, Inc., RT One Percent Holdings, Inc., RT New York Franchise, LLC, RT Southwest Franchise, LLC, RT Franchise Acquisition, LLC, RT Kentucky Restaurant Holdings, LLC, RT Florida Equity, LLC, RTGC, LLC, Ruby Tuesday, LLC, RT Las Vegas Franchise, LLC, Quality Outdoor Services, Inc., RT Airport, Inc., RT Denver, Inc., RT Louisville, Inc., RT Restaurant Services, LLC, RT One Percent Holdings, LLC, RT Louisville Franchise, LLC, RT McGhee Tyson, LLC, RT Minneapolis Holdings, LLC, RT Omaha Holdings, LLC, RT New Hampshire Restaurant Holdings, LLC, RT Northern California Franchise, LLC, RTTA, LP, Wok Hay 2, LLC, RT Distributing, LLC, RTT Texas, Inc., RTTT, LLC, RT Jonesboro Club, RT Arkansas Club, Inc., Ruby Tuesday of Russellville, Inc., Ruby Tuesday of Conway, Inc., RT KCMO Kansas, Inc., Ruby Tuesday of Bryant, Inc. and the other grantors party thereto from time to time pursuant to a Joinder Agreement to the Security Agreement, in favor of Administrative Agent.

5.            Pledge Agreement dated as of December 3, 2013 (the “Pledge Agreement”) by Guarantor, RTBD, Inc., RT Finance, Inc., Ruby Tuesday GC Cards, Inc., RT Tampa, Inc., RT Orlando, Inc., RT South Florida, Inc., RT West Palm Beach, Inc., RT One Percent Holdings, Inc., RT New York Franchise, LLC, RT Southwest Franchise, LLC, RT Franchise Acquisition, LLC, RT Kentucky Restaurant Holdings, LLC, RT Florida Equity, LLC, RTGC, LLC, Ruby Tuesday, LLC, RT Las Vegas Franchise, LLC, Quality Outdoor Services, Inc., RT Airport, Inc., RT Denver, Inc., RT Louisville, Inc., RT Restaurant Services, LLC, RT One Percent Holdings, LLC, RT Louisville Franchise, LLC, RT McGhee-Tyson, LLC, RT Minneapolis Holdings, LLC, RT Omaha Holdings, LLC, RT New Hampshire Restaurant Holdings, LLC, RT Northern California Franchise, LLC, RTTA, LP, Wok Hay 2, LLC, RT Distributing, LLC, RTT Texas, Inc., RTTT, LLC, RT Jonesboro Club, RT Arkansas Club, Inc., Ruby Tuesday of Russellville, Inc., Ruby Tuesday of Conway, Inc., RT KCMO Kansas, Inc., Ruby Tuesday of Bryant, Inc. and the other pledgors party thereto from time to time pursuant to a Joinder Agreement to the Pledge Agreement in favor of Administrative Agent, in favor of Administrative Agent.